UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               May 5, 2016

Commission File Number	Registrant, State of Incorporation, Address And Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Boulevard, N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements and related financial statement schedule as of December 31, 2015 and 2014, and for the years ended December 31, 2015, 2014 and 2013 of AGL Resources Inc. and the related Report of Independent Registered Public Accounting Firm included in its Annual Report on Form 10-K for the year ended December 31, 2015, filed on February 11, 2016, are attached hereto as Exhibit 99.1.

The unaudited condensed consolidated financial statements as of March 31, 2016 and 2015, and for the three months ended March 31, 2016 and 2015 of AGL Resources Inc. included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, filed on May 4, 2016, are attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined consolidated financial information as of March 31, 2016 and for the three months ended March 31, 2016 and the year ended December 31, 2015 is attached hereto as Exhibit 99.3.

(d) Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP.
99.1
Audited consolidated financial statements and related financial statement schedule as of December 31, 2015 and 2014, and for the years ended December 31, 2015, 2014 and 2013 of AGL Resources Inc. and the related Report of Independent Registered Public Accounting Firm.

99.2	Unaudited condensed consolidated financial statements as of March 31, 2016 and 2015, and for the three months ended March 31, 2016 and 2015 of AGL Resources Inc.
99.3	Unaudited pro forma condensed combined consolidated financial information.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2016	THE SOUTHERN COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Corporate Secretary